UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 6, 2006
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                                  SIMCLAR, INC.
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             (Exact name of registrant as specifyed in its charter)

            Florida                    0-14659                59-1709103
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(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)          Identifycation No.)

                 2230 West 77th Street, Hialeah, Florida 33016
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (305) 556-9210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      On February 6, 2005, the Board of Directors of Simclar, Inc. appointed Marshall W. Griffin, Jr. as Chief Financial Officer, Treasurer and Secretary to fill vacancies created by the resignation of Steven T. Ker.

Biographical and Other Information Regarding Mr. Griffin

      Marshall W. Griffin, Jr. Mr. Griffin joined Simclar as its Chief Financial Officer in February 2006. Prior to joining the Company, he was Chief Financial Officer of Master Industries, Inc., a precision molded products design, engineering and manufacturing company located in Piqua, Ohio. From June 2003 to December 2004, he was Chief Financial Officer of Crabar/GBF, Inc., a multi-plant printing and business forms manufacturer headquartered in Dayton, Ohio. From October 2002 through May 2003, he was a business systems consultant for Battelle & Battelle, LLP, a regional accounting firm located in Dayton, Ohio. From June 2000 through March 2001 he was Chief Financial Officer of Ochs Industries, Inc., a metal fabrication, tooling and manufacturing and assembly business. Prior to joining Ochs Industries, he held a variety of accounting positions with various manufacturing companies, was an enterprise resource planning software consultant for a technology consulting firm, and was a certified public accountant. Mr. Griffin received a B.A. in accounting from Wright State University in Dayton, Ohio.

ITEM 8.01.   OTHER EVENTS.

      On February 6, 2005, the Company issued a press release entitled "Simclar, Inc. Announces New CFO" in connection with the appointment of Marshall W. Griffin, Jr. as its Chief Financial Officer and Secretary. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


Exhibit
Number          Exhibit Description
------          -------------------

99.1            Press release dated February 6, 2006, entitled "Simclar, Inc.
                Announces New CFO."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Simclar, Inc.


Date: February 6, 2006                  By:  /s/ Barry J. Pardon
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                                             Barry J. Pardon, President